                   SECURITIES PLEDGE AGREEMENT


     This SECURITIES PLEDGE AGREEMENT ("Agreement") is made as of July 3, 1997, by and between Khosrow B. Semnani, c/o
S.K. Hart, 1240 Eagle Gate Tower, 60 East South Temple
Street, Salt Lake City, Utah  84111 (the "Pledgor") and
Nuclear Metals, Inc., 2229 Main Street, Concord,
Massachusetts 01742 (the "Secured Party").

                           WITNESSETH:

     WHEREAS, the Pledgor is the majority and controlling stockholder of Zhagrus Environmental, Inc. of 46 West
Broadway, Suite 240, Salt Lake City, Utah 84101 ("Zhagrus");
and

     WHEREAS, Zhagrus and the Secured Party are parties to that certain Holding Basin Remediation and Waste Disposal Agreement (USG Contract No. DAAK10-81-C-0320, Modification P00010), dated as of May 8, 1997, by and between Zhagrus and the Secured Party (as the same may be hereafter amended, modified, substituted, extended or restated, from time to time, the "Remediation Agreement");

     WHEREAS, Section 19 of the Remediation Agreement requires that Zhagrus procure and maintain in favor of the Secured Party a certain performance bond (the "Bond");

     WHEREAS, in lieu of Zhagrus' procuring and maintaining in favor of the Secured Party such performance bond, the Pledgor now desires to enter into this Agreement in order to secure the full and timely performance of all of the obligations and liabilities of Zhagrus to the Secured Party under the Remediation Agreement;

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Pledge of Securities

     1.1 As security for the full, timely and faithful performance by Zhagrus of all of the liabilities, duties, warranties, covenants and agreements of Zhagrus ("Obligations") pursuant to the terms of the Remediation Agreement, the Pledgor hereby pledges, assigns, grants a security interest in all of the securities listed on Exhibit A hereto, and, except as otherwise provided herein, all proceeds and products derived therefrom, distributions made therefrom, additions thereto or substitutions therefor, and any and all certificates evidencing the same (altogether, the "Securities"), all subject to the terms and conditions hereinafter set forth.

     1.2 The Securities, regardless of their form, shall be held in the name of Prudential Securities Incorporated, as securities intermediary, Account No. _______ in the name of Pledgor (the "Account"), at all times to be subject to the terms of that certain Pledged

Collateral Account Agreement between the Pledgor and the Secured Party dated of even date herewith ("Control
Agreement").

     Section 2.  Liquidation, Recapitalization, Etc.

     2.1 Control; Maintenance of Security Interest; No Withdrawals. Pledgor agrees that, at all times, the Secured Party shall be in control (within the meaning of Sections 8-106 and 9-115(e) of the UCC) of, and hold a first priority, perfected security interest in and pledge of, the
Securities.   The Pledgor shall not withdraw, and shall not
cause any securities intermediary to withdraw or distribute, any Securities (except for any interest or other earnings and dividends as provided below) from the Account or pay any free credit balance or other amount owing from any securities intermediary to the Pledgor with respect to the Account, without the prior written consent of the Secured Party.

     2.2  Interest and Dividends.   Until the occurrence of
an Event of Default hereunder, all interest earned on the Securities and any cash dividends paid in respect thereof
(but not any principal or proceeds of sale) shall be received by or paid over to the Pledgor.

     2.3 Voting. Until the occurrence of an Event of Default hereunder, Pledgor shall be entitled to exercise any and all voting or consensual rights and powers accruing to an owner of the Securities.

     Section 3. Warranty of Title; Authority. Pledgor represents and warrants that:
(a) the Pledgor has good and marketable title to the Securities, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement, (b) the Pledgor has full power, authority and legal right to execute, deliver and perform his or her obligations under this Agreement and to pledge and grant a security interest in all of the Securities pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Securities hereunder do not contravene any law, rule or regulation or any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which the Pledgor or the Pledgor's property is bound or affected or constitute a default thereunder, and (c) the information set forth in Exhibit A hereto relating to the Securities is true, correct and complete in all respects. The Pledgor covenants that the Pledgor will defend the Secured Party's rights and security interest in the Securities against the claims and demands of all persons whomsoever.

     Section 4.  Default and Remedies.

     4.1 The occurrence of any default by Zhagrus pursuant to the Remediation Agreement shall be and constitute an "Event of Default" under this Agreement.

     4.2 If an Event of Default shall have occurred and be continuing, the Secured Party shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Secured Party deems expedient:

          4.2.1     the Secured Party may demand, sue for,
     collect or make any compromise or settlement the Secured Party deems suitable in respect of any Obligation;

          4.2.2     the Secured Party may sell, resell,
     assign and deliver, or otherwise dispose of any or all of the Securities, for cash or credit, or both, and upon such terms at such place or places, at such time or times and to such entities or other persons as the Secured Party thinks expedient, all without demand for performance by the Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

          4.2.3     the Secured Party may cause all or any
     part of the Securities held by the Pledgor to be transferred into the Secured Party's name or the name of the Secured Party's nominee or nominees; and

          4.2.4     the Secured Party may set off against
     the Obligations any and all sums held by the Secured
     Party belonging to the Pledgor and any amounts due from the Secured Party to the Pledgor.

     4.3 In the event of any disposition of the Securities, the Secured Party shall give to the Pledgor at least fifteen business days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition is to be made. The Pledgor hereby acknowledges that fifteen business days' prior written notice of such sale or sales shall be reasonable notice. The Secured Party may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Pledgor, to the fullest extent permitted by law). The Secured Party may buy any part or all of the Securities at any public sale and if any part or all of the Securities is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Secured Party may buy at private sale and may make payments thereof by any means. The Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Secured Party in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations in such order as the Secured Party may determine after proper allowance for Obligations not then due. Only after such applications, and after payment by the Secured

Party of any amount required by Section 9-504(1)(c) of the Uniform Commercial Code of The Commonwealth of Massachusetts, need the Secured Party account to the Pledgor for any surplus. To the extent that any of the Obligations are to be paid or performed by a person other than the Pledgor, the Pledgor waives and agrees not to assert any rights or privileges which the Pledgor may have under
Section 9-112 of the Uniform Commercial Code of The
Commonwealth of Massachusetts.

     Section 5.  Marshalling.   The Secured Party shall not
be required to marshal any present or future security for (including but not limited to this Agreement and the Securities), or other assurances of payment of, the Obligations or any of them, or to resort to such security or other assurances of payment in any particular order. All of the Secured Party's rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that the Pledgor lawfully may, the Pledgor hereby agrees that the Pledgor will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Secured Party's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that the Pledgor lawfully may the Pledgor hereby irrevocably waives the benefits of all such laws.

     Section 6. Pledgor's Obligations Not Affected. The obligations of the Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Secured Party of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

     Section 7.  Transfer, Etc., by Pledgor.   Without the
prior written consent of the Secured Party, the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Securities or any interest therein, except as provided for in this Agreement.

     Section 8.   Further Assurances.   The Pledgor will do
all such acts, and will furnish to the Secured Party all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Secured Party may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the
Secured Party hereunder.   If the Secured Party so elects, a
photocopy of this Agreement may at any time and from time to time be filed by the Secured Party as a financing statement in any recording office in any jurisdiction.

     Section 9. Secured Party's Exoneration. Under no circumstances shall the Secured Party be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Securities of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Securities (if and to the extent delivered to Secured Party) and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. The Secured Party shall not be required to take any action of any kind to collect, preserve or protect the Pledgor or the Pledgor's rights in the Securities or against other parties thereto.

     Section 10.   No Waiver, Etc.   Neither this Agreement
nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged. No act, failure or delay by the Secured Party shall constitute a waiver of the Secured Party's rights and remedies hereunder or otherwise. No single or partial waiver by the Secured Party of any default or right of remedy that the Pledgor may have shall operate a waiver of any other default, right or remedy on a future occasion.
The Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Securities, and any and all other notices and demands whatsoever (except as expressly provided herein).

     Section 11.   Notice, Etc.  Notices under this
Agreement shall be in writing and shall be sufficient if delivered personally or mailed by certified or registered mail to the party to whom such notice is given, with a copy to all other parties hereto, as follows:

     If to the Pledgor:

          Khosrow B. Semnani
          c/o S.K. Hart
          1240 Eagle Gate Tower
          60 East South Temple Street
          Salt Lake City, Utah  84111

     If to the Secured Party:

          Nuclear Metals, Inc.
          2229 Main Street
          Concord, MA  01742
          Attn.:   James M. Spiezio, Vice President-Finance

     Section 12.   Governing Law; Consent to Jurisdiction.
THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED
INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF
MASSACHUSETTS.  THE PLEDGOR HEREBY CONSENTS TO THE
NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE

COMMONWEALTH OF MASSACHUSETTS IN CONNECTION WITH ANY MATTER
ARISING UNDER THIS AGREEMENT.

     Section 13.   Miscellaneous.   The headings of each
section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Pledgor and the Pledgor's respective successors and assigns, and shall inure to the benefit of the Secured Party and the Secured Party's successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Pledgor acknowledges receipt of a copy of this Agreement.

     Section 14.    Termination of Pledge.  Upon the
completion of the performance of the Obligations, Secured
Party shall promptly return or direct or cause to be returned or released to Pledgor all of the Securities, which, at that time, are subject to this Agreement, and Secured Party shall execute and deliver all documents necessary to evidence such return and delivery, including, without limitation, termination of the Control Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.




                              /s/ Khosrow B. Semnani
                              --------------------------------
                              Khosrow B. Semnani

                              NUCLEAR METALS, INC.



                              By: /s/ James M. Spiezio
                                 -----------------------------
                                 James M. Spiezio

                              Title: /s/ Vice President Finance

[LETTERHEAD]

                                    Prudential Account Number

                                    Pledged Collateral Account Agreement

Note: This agreement is subject to the review and acceptance by Prudential
      Securities Incorporated

To:   Prudential Securities Incorporated               Date:  July 3, 1997
                                                            _______________

Gentlemen:

     Simultaneously with the execution of this agreement, the undersigned Khosrow B. Semnani (hereinafter "Assignor") and Nuclear Metals, Inc.
__________________                              ____________________
 (Name of Client)                                     (Lender)

(hereinafter Assignee") entered into an agreement pursuant which a security interest in certain rights and assets of the Assignor is granted by the Assignor to the Assignee (the "Assignment"). As such, the Assignor hereby instructs you to:

1) establish a cash security account, at your Utah office, which is to be known as the "Khosrow B. Semnani Pledged Collateral Account for Nuclear
                   __________________                                ________
                   (Name of Assignor)                                (Name of
     Metals, Inc.", ("Cash Account"); and
     ____________
       Assignee)

2)   place the assets listed in Exhibit A attached hereto and made a part hereof into the Cash Account. The Assignor and Assignee consent and agree that the only instructions that shall be given to Prudential Securities Incorporated ("PSI") in regard to or in connection with the
     Cash Account shall be given by an Authorized Officer of        Assignee
                                                             ___________________
                                                          (Assignor or Assignee)
     (as such term is hereafter defined), except as otherwise provided herein.

[LETTERHEAD]

     An Authorized Officer of Assignee may give instructions of any kind of
                              ________
character in regard to the Cash Account, oral or written, except that:

1) no instructions to trade in the account shall be permitted [strike out if not applicable] and

2) any instruction to PSI to deliver cash and/or securities, or proceeds from the sale of, or distributions on, such securities out of the Cash Account shall be made by a written instrument to such effect which shall be executed by (a) an Authorized Officer of Assignee and an Authorized Officer of Assignor or (b) an Authorized Officer of Assignee who shall certify in writing that an "Event of Default" exists as of the date thereof under the Assignment (it being understood and agreed that PSI shall have no duty or obligation whatsoever of any kind to determine whether or not an Event of Default exists) and provided further that Assignee hereby agrees to indemnify and hold harmless PSI, its affiliates, officers and employees from and against any and all claims, causes of action, liabilities, lawsuits, demands and/or damages, including, without limitation, any and all court costs and reasonable attorney's fees, that may result by reason of PSI complying with such instructions.

     The Authorized Officer of Assignee who shall give oral instructions
                               ________
hereunder shall confirm the same in writing to PSI within three (3) days after such oral instructions are given. So long as this agreement remains in effect, Assignee shall be entitled to receive duplicates of any and all notices and statements of account that the Assignor of such a Cash Account is entitled to receive.

[LETTERHEAD]

     For purposes of this agreement, the term "Authorized Officer of Assignor" shall refer in the singular to either N/A (who is, on the date
                                                ___
hereof, President of the Assignor) or N/A (who is, on the date hereof, Vice
                                      ___
President of Assignor) and the term "Authorized Officer of Assignee" shall refer in the singular to either Robert E. Quinn (who is, on the date hereof,
                                _______________
President of the Assignee) or James M. Spiezio (who is, on the date hereof,
                              ________________
Vice President of the Assignee). If the Assignor or Assignee is a natural person then such term shall mean the Assignor or Assignee respectively and, if more than one natural person is the Assignor or Assignee, such natural persons may act severally. In the event that either Assignor or Assignee shall find it advisable to designate a replacement of either of its Authorized Officers, written notice of any such replacement shall be given to PSI provided, however, that such replacement shall be either the President or then acting chief executive officer of Assignor or Assignee, as the case may be, or such other officer of the respective parties hereto as PSI may approve, which approval shall not be unreasonably withheld.

     Notwithstanding anything to the contrary contained herein or in the Assignment, this agreement shall not impose or create any obligations or duties upon PSI greater than or in addition to the customary and usual obligations and duties of PSI to Assignor except and to the extent that PSI shall henceforth accept instructions in connection with the Cash Account as provided in this Agreement.

[LETTERHEAD]

     Assignor hereby agrees to indemnify and hold harmless PSI, its affiliates, officers and employees from and against any and all claims, causes of actions, liabilities, lawsuits, demands and/or damages, including, without limitation, any and all court costs and reasonable attorney's fees, in any way related to or arising out of or in connection with the Assignment, this agreement and/or Cash Account.

     "the default of Assignor or his failure to perform his obligations under or with regard to

     This agreement shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto and shall be construed in accordance with the laws of the State of New York without regard to its conflict of law principles and the right and remedies of the parties shall be determined in accordance with such laws.

     Assignor and Assignee understand and acknowledge that this agreement in and of itself does not create or perfect the Assignee's security interest in the rights and assets of the Assignor.

     Assignor and Assignee represent and warrant to PSI that the agreement and arrangement are in compliance with applicable law, including, without limitation, the federal securities credit regulations.

     The Assignor acknowledges that this agreement supplements the Assignor's existing agreement(s) with PSI and in no way is this agreement intended to abridge any rights that PSI might otherwise have.

[LETTERHEAD]

     IN WITNESS WHEREOF, Assignor and Assignee have caused this agreement to be executed by their duly authorized officers, all as of the day first above written.

KHOSROW SEMNANI                               NUCLEAR METALS, INC.

By  Khosrow Semnani                           By  James M. Spiezio
    ------------------------------                -----------------------------

Title  (Individual)                           Title  VP Finance
      ----------------------------                  ---------------------------
             Assignor                                      Assignee

Signature /s/ Khosrow Semnani                 Signature /s/ James M. Spiezio
          ------------------------                      -----------------------

Date      July 3, 97                          Date     7/10/97
          ------------------------                     ------------------------

                                       (AFFIX CORPORATE/BANK SEAL)

                                       ATTEST:

                                    By
                                       -------------------------------

                                    Title
                                          ----------------------------

RECEIPT ACKNOWLEDGED

By: /s/ David Kistner                        Date  8/5/97
    ------------------------------                 ----------------------------
    Regional Director

By: /s/ Carlos Ricca                         Date  8/5/97
    ------------------------------                 ----------------------------
    Regional Counsel

By: /s/ David Allen                          Date
    ------------------------------                 ----------------------------
    Branch officer manager

[LETTERHEAD]

                                   EXHIBIT A

The Assignor has placed the following assets into the "Khosrow B. Semnanr
                                                       _____________________
                                                          Name of Assignor
Pledge Collateral Account for Nuclear Metals, Inc.", account number
                              ____________________
                                Name of Assignee
___________________________ (account number to be assigned when the account is established with Prudential Securities Incorporated).

      QUANTITY                         DESCRIPTION
                   SEE ATTACHED EXHIBIT A
                                _________
      __________                       ________________________________________

      __________                       ________________________________________

      __________                       ________________________________________

      __________                       ________________________________________

      __________                       ________________________________________

      __________                       ________________________________________

      __________                       ________________________________________

      __________                       ________________________________________

      __________                       ________________________________________

      __________                       ________________________________________

      __________                       ________________________________________

      __________                       ________________________________________

      __________                       ________________________________________

      __________                       ________________________________________

      __________                       ________________________________________

------------------------------------------------------------------------------------------------
KHOSROW B SEMNANI
SCHEDULE OF BONDS IN PRUDENTIAL BOND ACCOUNT 161004
AS OF JULY 3, 1997

                                                       COUPON
                                  MATURITY    RATING     YLD        VALUE        TOTAL       %
                                  --------    ------   -------      -----        -----     -----
2000
MASON CNTY PUD                      7/1/00     A/A       6.40     21,039.00
SEATTLE WAS MUN LT & PWR           11/1/00    AA/AA      4.60     90,689.00
WILL CNTY ILLINOIS FOREST          12/1/00   AAA/AAA     5.50     77,765.00     189,493.00   3.14%

2001
ARKANSAS ST COLLEGE SAVING          6/1/01    AA3/AA     ZERO     79,773.00
DADE CNTY FLORIDA SPL               7/1/01   AAA/AAA     4.60    101,456.00
MANSFIELD TEX GEN                  2/15/01   AAA/AAA     7.25     92,821.00
PENN MANOR SCH DIST                 6/1/01   AAA/AAA     4.70    105,882.00
UTAH ST BRD REGENTS STUDENT        11/1/01   AAA/AAA     5.95    104,255.00
COOK CNTY IL HIGH SCHOOL           12/1/01   AAA/AAA     ZERO     89,250.00
INTERMTN PWR AGY UTAH               7/1/01    A1/A+      ZERO    119,831.00
WASHINGTON ST HEALTH CARE         11/15/01   AAA/AAA     4.60    250,460.00     943,828.00   15.66%

2002
KANSAS CITY MO MINI                 3/1/02   AAA/AAA     6.70    104,832.00     104,832.00    1.74%

2003
CLARK CNTY NEV GENERAL OBL         11/1/03   AAA/AAA     5.60    102,147.00     102,147.00    1.69%

2004
PENNSYLVANIA ST INDL                1/1/04   AAA/AAA     5.40    103,830.00
ALASKA STUDENT LN CORP              7/1/04   AAA/AAA     5.76    103,662.00
CLARK CNTY NEV GENERAL              7/1/04   AAA/AAA     5.50    102,888.00
CHICAGO ILL PUBLIC BLOS COMM       12/1/04   AAA/AAA     5.25    103,095.00     413,343.00    6.86%

2005
MISSISSIPPI HOME CORP SINGLE        6/1/05   AAA/NR      6.85     73,414.00
HAWAII ST HBR CAP                   7/1/05   AAA/AAA     5.90    106,016.00
WASHINGTON ST PUB PWR SUPPLY        7/1/05   AAA/AAA     ZERO    116,299.00
PENNA ST HEFA                      12/1/05     NEW       5.00     75,536.00     371,265.00    6.16%

2006
UTAH ST BRD REGENTS ST             11/1/06   AAA/AAA     6.55    159,726.00
JEFFERSON LA SALES TAX DIST        12/1/06   AAA/AAA     6.75    109,416.00     269,142.00    4.47%

2007
DE KALB CNTY GA HSG AUTH            1/1/07   AAA/AAA     6.60    104,831.00
TENNESSEE HOUSING DEVEL             1/1/07   AAA/AAA     6.60    142,861.00
ORANGE CNTY CALIFORNIA ARPT        6/16/07   VMIG2/NR    3.75    700,308.00
ORANGE CNTY CALIFORNIA ARPT        6/15/07    A2/NR      3.75    299,571.00   1,247,371.00   20.69%

2008
EVANS BRANT NY                    12/15/08     NEW       4.95    249,630.00
MADISON CO ILL                     11/1/08     NEW       ZERO    154,699.00
ELLWOOD PA CSD                     10/1/08     NEW       4.90    128,484.00     542,713.00    9.00%

2009
IDAHO HSG AND FINANCE               7/1/09     NEW       5.35    240,000.00
ORANGE TWP NJ                       7/1/09     NEW       4.90    245,110.00
ST LUCIE CNTY FLORIDA UTIL         10/1/09   AAA/AAA     7.00     11,003.00     498,113.00    8.23%

2010
WEST VIRGINIA HSG DEV              11/1/10   AAA/AAA     5.35    280,000.00
WEST VIRGINIA HSG DEV              11/1/10   AAA/AAA     5.70    450,077.00
DADE CNTY FLA RES RECOVERY FAC     10/1/10   AAA/AAA     5.50    251,158.00     901,236.00   10.96%
-------------------------------------------------------------------------------------------------

                                   Page 1

------------------------------------------------------------------------------------------------
2011
ALABAMA HOUSING FIN REV            10/1/11    AAA/NR     5.72    116,868.00    116,666.00     1.94%

2013
UT ST MCPL FIN COOP LOC             8/1/13   6AA1/NR     8.60     23,110.00     23,110.00     0.36%

2017
HOWELL MICHIGAN PUBLIC SCH          6/1/17   AAA/AAA     ZERO    215,759.00    215,769.00     3.58%

NO MATURITY
FIRST TRUST INS MUNI SER 209                             6.26     30,341.00     30,341.00     0.50%
                                                               ------------

TOTAL                                                  192.08  6,027,668.00  6,027,658.00      100%

FEDERATED MUNI OPP MF                                              2,103.00

                                                               ------------

TOTAL ACCOUNT                                                  6,029,661.00
---------------------------------------------------------------------------------------------------

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